JPMMT2006-A3	J.P. Morgan Securities Inc.
264 records
POOL7

Summary Statistics

Number of Recievables: 264

Aggregate Current Balance: $205,803,632.36

Range of Current Balance: $88,934.88 to $1,450,000.00

Average Current Balance: $779,559.21

Aggregate Original Balance: $209,362,287

Range of Original Balances: $420,000.00 to $1,450,000.00

Average Original Balance: $793,039

Weighted Average Original Coupon: 4.020%

Range of Original Coupons: 3.25% to 4.38%

Weighted Average Current Coupon: 4.021%

Range of Current Coupons: 3.25% to 4.38%

Weighted Average Margin: 2.280%

Range of Margins: 2.25% to 2.50%

Weighted Average Servicing Fee: 0.2500%

Range of Servicing Fees: 0.2500% to 0.2500%

Weighted Average LPMI: 0.000%

Range of LPMI: 0.00% to 0.00%

Weighted Average Current Net Coupon: 3.771%

Range of Current Net Coupons: 3.00% to 4.13%

Weighted Average Maximum Rate: 10.013%

Range of Maximum Rates: 8.75% to 10.13%

Weighted Average Months to Roll: 37

Weighted Average Stated Original Term: 360.00 months

Range of Stated Original Term: 360 months to 360 months

Weighted Average Stated Remaining Term: 336.52 months

Range of Stated Remaining Term: 326 months to 339 months

Weighted Average Stated Original IO Term: 60.00 months

Range of Stated Original IO Term: 0 months to 60 months

Weighted Average Effective Original LTV: 59.07%

Percent Purchase: 43.0%

Percent Cash-Out Refinance: 10.4%

Percent Owner Occupied: 98.3%

Percent Single Family - PUD: 72.6%

Percent Conforming Balance: 0.0%

Percent Interest Only: 99.2%

Percent with Securities Pledge: 0.0%

Weighted Average FICO Score: 741.7

Top 5 States: CA(47%),NY(28%),CT(7%),NJ(4%),IL(3%)

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

264 records

POOL7

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Servicer	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Chase	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Product Type	Receivables	Principal Balance	Principal Balance	Principal Balance	Original Balance	Current Coupon	Net Coupon	Average Margin	Maximum Rate	to Roll	Original Term	Remaining Term	Effective LTV	Cashout Refi	Interest Only	FICO Score
5 Year ARM	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Index Type	Receivables	Principal Balance	Principal Balance	Principal Balance	Original Balance	Current Coupon	Net Coupon	Average Margin	Maximum Rate	to Roll	Original Term	Remaining Term	Effective LTV	Cashout Refi	Interest Only	FICO Score
1 Year CMT	3	2,449,398.87	1.19	829,167	2,487,500	4.099	3.849	2.388	10.099	37	360.0	337.4	63.82	55.1	100.0	725.3
Libor - 1 Year	261	203,354,233.49	98.81	792,624	206,874,787	4.020	3.770	2.279	10.011	37	360.0	336.5	59.02	9.9	99.2	741.9
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate Current	Aggregate Current	Average Original	Total	Weighted Average	Weighted Average	Weighted	Weighted Average	Average Months	Average Stated	Average Stated	Average Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Interest Only	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Yes	260	204,095,980.45	99.17	796,413	207,067,287	4.020	3.770	2.280	10.020	37	360.0	336.6	59.32	10.5	100.0	741.6
No	4	1,707,651.91	0.83	573,750	2,295,000	4.059	3.809	2.250	9.059	32	360.0	331.9	29.31	0.0	0.0	749.2
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

264 records

POOL7

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Original Rates (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
3.001 to 3.250	1	475,150.00	0.23	475,150	475,150	3.250	3.000	2.250	9.250	29	360.0	329.0	8.64	0.0	100.0	755.0
3.251 to 3.500	2	1,350,418.74	0.66	757,750	1,515,500	3.453	3.203	2.250	9.453	33	360.0	332.6	69.64	0.0	100.0	755.7
3.501 to 3.750	16	14,580,999.71	7.08	930,869	14,893,900	3.743	3.493	2.317	9.704	33	360.0	332.5	61.47	8.0	96.1	746.6
3.751 to 4.000	119	91,797,668.90	44.60	784,293	93,330,871	3.965	3.715	2.277	9.959	37	360.0	336.6	57.69	8.6	99.5	736.2
4.001 to 4.250	125	96,950,088.78	47.11	787,775	98,471,866	4.125	3.875	2.278	10.125	37	360.0	337.1	60.32	12.7	100.0	745.5
4.251 to 4.500	1	649,306.23	0.32	675,000	675,000	4.375	4.125	2.250	9.375	37	360.0	337.0	28.72	0.0	0.0	794.0
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 3.2500
Maximum: 4.3750
Weighted Average: 4.0203

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate Current	Aggregate Current	Average Original	Total	Weighted Average	Weighted Average	Weighted	Weighted Average	Average Months	Average Stated	Average Stated	Average Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Net Rates (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2.751 to 3.000	1	475,150.00	0.23	475,150	475,150	3.250	3.000	2.250	9.250	29	360.0	329.0	8.64	0.0	100.0	755.0
3.001 to 3.250	2	1,350,418.74	0.66	757,750	1,515,500	3.453	3.203	2.250	9.453	33	360.0	332.6	69.64	0.0	100.0	755.7
3.251 to 3.500	16	14,580,999.71	7.08	930,869	14,893,900	3.743	3.493	2.317	9.704	33	360.0	332.5	61.47	8.0	96.1	746.6
3.501 to 3.750	119	91,797,668.90	44.60	784,293	93,330,871	3.965	3.715	2.277	9.959	37	360.0	336.6	57.69	8.6	99.5	736.2
3.751 to 4.000	125	96,950,088.78	47.11	787,775	98,471,866	4.125	3.875	2.278	10.125	37	360.0	337.1	60.32	12.7	100.0	745.5
4.001 to 4.250	1	649,306.23	0.32	675,000	675,000	4.375	4.125	2.250	9.375	37	360.0	337.0	28.72	0.0	0.0	794.0
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 3.0000
Maximum: 4.1250
Weighted Average: 3.7708

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

264 records

POOL7

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
First	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Payment	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2003	31	21,292,072.13	10.35	741,110	22,974,418	3.882	3.632	2.250	9.832	28	360.0	328.4	59.34	5.2	95.0	745.8
2004	233	184,511,560.23	89.65	799,948	186,387,869	4.037	3.787	2.284	10.033	37	360.0	337.5	59.04	11.0	99.6	741.2
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 2003-07-01
Maximum: 2004-08-01
Weighted Average: 2004-05-17

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate Current	Aggregate Current	Average Original	Total	Weighted Average	Weighted Average	Weighted	Weighted Average	Average Months	Average Stated	Average Stated	Average Original	Percent	Percent
Maturity	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2033	31	21,292,072.13	10.35	741,110	22,974,418	3.882	3.632	2.250	9.832	28	360.0	328.4	59.34	5.2	95.0	745.8
2034	233	184,511,560.23	89.65	799,948	186,387,869	4.037	3.787	2.284	10.033	37	360.0	337.5	59.04	11.0	99.6	741.2
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 2033-06-01
Maximum: 2034-07-01
Weighted Average: 2034-04-17

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
Next Rate Adjustment Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2008	31	21,292,072.13	10.35	741,110	22,974,418	3.882	3.632	2.250	9.832	28	360.0	328.4	59.34	5.2	95.0	745.8
2009	233	184,511,560.23	89.65	799,948	186,387,869	4.037	3.787	2.284	10.033	37	360.0	337.5	59.04	11.0	99.6	741.2
Total:	264	205,803,632.36	100.00	793,039	09,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 2008-06-01
Maximum: 2009-07-01
Weighted Average: 2009-04-17

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

264 records

POOL7

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Original Term	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
360	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 360
Maximum: 360
Weighted Average: 360.0

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
Seasoning	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
19 to 21	16	12,414,338.49	6.03	777,628	12,442,040	4.035	3.785	2.300	10.035	39	360.0	339.0	60.26	11.5	100.0	732.6
22 to 24	213	168,287,771.75	81.77	798,748	170,133,329	4.040	3.790	2.281	10.037	37	360.0	337.4	58.96	11.2	99.6	741.6
25 to 27	4	3,809,449.99	1.85	953,125	3,812,500	3.886	3.636	2.329	9.886	35	360.0	335.0	58.66	0.0	100.0	752.1
28 to 30	7	4,741,048.75	2.30	810,000	5,670,000	3.824	3.574	2.250	9.739	30	360.0	330.0	60.16	0.0	91.6	751.2
31 to 33	23	16,026,083.38	7.79	729,540	16,779,418	3.891	3.641	2.250	9.850	28	360.0	328.0	58.49	6.9	95.9	745.0
34 to 36	1	524,940.00	0.26	525,000	525,000	4.125	3.875	2.250	10.125	26	360.0	326.0	77.66	0.0	100.0	724.0
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 21
Maximum: 34
Weighted Average: 23.5

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Remaining Term to Stated Maturity	Receivables	Principal Balance	Principal Balance	Principal Balance	Original Balance	Current Coupon	Net Coupon	Average Margin	Maximum Rate	to Roll	Original Term	Remaining Term	Effective LTV	Cashout Refi	Interest Only	FICO Score
325 to 330	31	21,292,072.13	10.35	741,110	22,974,418	3.882	3.632	2.250	9.832	28	360.0	328.4	59.34	5.2	95.0	745.8
331 to 336	20	17,249,493.54	8.38	862,650	17,253,000	4.014	3.764	2.326	10.014	36	360.0	335.8	60.43	11.1	100.0	747.4
337 to 342	213	167,262,066.69	81.27	794,060	169,134,869	4.039	3.789	2.279	10.035	38	360.0	337.6	58.90	11.0	99.6	740.6
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 326
Maximum: 339
Weighted Average: 336.5

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

264 records

POOL7

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Original Principal Balance ($)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
400,001 to 500,000	39	17,803,457.46	8.65	468,561	18,273,870	4.007	3.757	2.250	9.985	36	360.0	336.1	62.42	12.4	97.8	755.0
500,001 to 600,000	40	21,637,553.79	10.51	557,022	22,280,893	4.031	3.781	2.250	10.001	36	360.0	335.9	66.52	10.4	97.0	740.9
600,001 to 700,000	37	23,664,520.65	11.50	648,311	23,987,496	4.054	3.804	2.250	10.027	36	360.0	336.1	62.48	8.4	97.3	748.4
700,001 to 800,000	33	24,166,816.18	11.74	750,406	24,763,410	4.036	3.786	2.250	10.036	37	360.0	337.1	61.40	15.7	100.0	751.0
800,001 to 900,000	23	19,657,228.13	9.55	867,387	19,949,900	3.965	3.715	2.250	9.965	36	360.0	336.4	59.81	4.5	100.0	747.0
900,001 to 1,000,000	39	37,752,463.92	18.34	978,386	38,157,068	4.015	3.765	2.250	10.015	37	360.0	336.6	53.81	5.3	100.0	740.6
1,000,001 to 1,100,000	33	35,237,520.28	17.12	1,085,162	35,810,350	4.052	3.802	2.250	10.052	37	360.0	336.7	55.48	12.5	100.0	739.1
1,100,001 to 1,200,000	5	5,969,519.25	2.90	1,194,000	5,970,000	3.901	3.651	2.500	9.901	37	360.0	337.4	64.88	19.6	100.0	716.1
1,200,001 to 1,300,000	3	3,794,997.56	1.84	1,265,000	3,795,000	4.042	3.792	2.500	10.042	38	360.0	337.7	58.92	0.0	100.0	737.8
1,300,001 to 1,400,000	11	14,669,555.14	7.13	1,356,755	14,924,300	3.990	3.740	2.480	9.990	36	360.0	336.4	56.23	18.4	100.0	713.2
1,400,001 to 1,500,000	1	1,450,000.00	0.70	1,450,000	1,450,000	4.125	3.875	2.500	10.125	37	360.0	337.0	32.22	0.0	100.0	749.0
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 420,000.00
Maximum: 1,450,000.00
Average: 793,038.97
Total: 209,362,287.00

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

264 records

POOL7

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Current Principal Balance ($)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
0.01 to 100,000.00	1	88,934.88	0.04	540,000	540,000	4.000	3.750	2.250	9.000	29	360.0	329.0	19.29	0.0	0.0	732.0
200,000.01 to 300,000.00	1	292,972.39	0.14	496,000	496,000	4.125	3.875	2.250	10.125	37	360.0	337.0	80.00	0.0	100.0	798.0
300,000.01 to 400,000.00	2	797,489.69	0.39	450,000	900,000	4.000	3.750	2.250	9.500	33	360.0	333.5	57.46	0.0	50.0	758.5
400,000.01 to 500,000.00	38	17,710,101.44	8.61	479,944	18,237,870	4.008	3.758	2.250	10.008	36	360.0	336.1	61.58	12.5	100.0	755.3
500,000.01 to 600,000.00	42	23,332,965.93	11.34	580,807	24,393,893	4.016	3.766	2.250	9.992	36	360.0	335.8	66.07	9.6	97.6	742.6
600,000.01 to 700,000.00	37	23,947,754.56	11.64	662,824	24,524,496	4.071	3.821	2.250	10.044	36	360.0	335.9	62.21	8.3	97.3	749.0
700,000.01 to 800,000.00	31	23,095,281.84	11.22	747,207	23,163,410	4.041	3.791	2.250	10.041	37	360.0	337.5	62.57	16.5	100.0	750.5
800,000.01 to 900,000.00	22	18,963,987.01	9.21	868,177	19,099,900	3.959	3.709	2.250	9.959	36	360.0	336.3	59.53	4.7	100.0	744.9
900,000.01 to 1,000,000.00	39	38,045,802.39	18.49	978,508	38,161,818	4.013	3.763	2.250	10.013	37	360.0	336.8	53.52	5.3	100.0	740.6
1,000,000.01 to 1,100,000.00	31	33,644,270.28	16.35	1,087,277	33,705,600	4.052	3.802	2.250	10.052	37	360.0	336.7	55.64	13.1	100.0	738.2
1,100,000.01 to 1,200,000.00	6	7,119,050.50	3.46	1,228,333	7,370,000	3.876	3.626	2.460	9.876	36	360.0	335.9	63.34	16.4	100.0	720.9
1,200,000.01 to 1,300,000.00	3	3,794,997.56	1.84	1,265,000	3,795,000	4.042	3.792	2.500	10.042	38	360.0	337.7	58.92	0.0	100.0	737.8
1,300,000.01 to 1,400,000.00	10	13,520,023.89	6.57	1,352,430	13,524,300	4.010	3.760	2.500	10.010	37	360.0	337.1	56.30	20.0	100.0	710.5
1,400,000.01 to 1,500,000.00	1	1,450,000.00	0.70	1,450,000	1,450,000	4.125	3.875	2.500	10.125	37	360.0	337.0	32.22	0.0	100.0	749.0
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 88,934.88
Maximum: 1,450,000.00
Average: 779,559.21

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Original	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Effective	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Loan-to-Value Ratio (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
0.01 to 10.00	2	1,045,781.87	0.51	537,575	1,075,150	3.523	3.273	2.250	8.977	28	360.0	328.5	8.26	0.0	45.4	728.3
10.01 to 20.00	6	4,386,697.30	2.13	814,324	4,885,945	4.019	3.769	2.250	9.999	37	360.0	337.4	15.93	0.0	98.0	731.5
20.01 to 30.00	7	5,602,381.73	2.72	809,143	5,664,000	4.035	3.785	2.250	9.919	37	360.0	336.5	26.88	7.6	88.4	736.8
30.01 to 40.00	23	18,619,160.24	9.05	828,174	19,048,000	4.041	3.791	2.288	10.041	37	360.0	336.8	34.39	4.0	100.0	747.3
40.01 to 50.00	23	21,158,801.94	10.28	935,238	21,510,464	3.993	3.743	2.283	9.993	36	360.0	336.0	46.75	22.2	100.0	736.6
50.01 to 60.00	46	40,744,621.79	19.80	903,982	41,583,193	4.038	3.788	2.320	10.038	37	360.0	337.1	55.44	19.8	100.0	739.9
60.01 to 70.00	82	66,288,674.24	32.21	819,647	67,211,063	4.017	3.767	2.270	10.011	37	360.0	336.6	66.44	9.6	99.4	743.4
70.01 to 80.00	75	47,957,513.25	23.30	645,126	48,384,472	4.025	3.775	2.263	10.025	36	360.0	336.1	75.82	2.3	100.0	742.7
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 7.95
Maximum: 80.00
Weighted Average by Original Balance: 58.93

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

264 records

POOL7

PMI Company (LTV > 80)

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	Of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
Documentation Level	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Full Documentation	250	194,651,846.96	94.58	792,541	198,135,132	4.022	3.772	2.278	10.013	36	360.0	336.5	59.24	10.3	99.1	741.7
Simply Signature	9	6,875,166.91	3.34	770,189	6,931,705	4.011	3.761	2.294	10.011	38	360.0	337.8	64.55	0.0	100.0	746.0
Full Asset/Stated Income	4	3,724,168.49	1.81	935,750	3,743,000	3.983	3.733	2.344	9.983	37	360.0	337.2	38.28	35.6	100.0	734.0
Streamlined	1	552,450.00	0.27	552,450	552,450	4.125	3.875	2.250	10.125	37	360.0	337.0	73.66	0.0	100.0	724.0
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	of	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Purpose	Receivables	Principal Balance	Principal Balance	Principal Balance	Original Balance	Current Coupon	Net Coupon	Average Margin	Maximum Rate	to Roll	Original Term	Remaining Term	Effective LTV	Cashout Refi	Interest Only	FICO Score
Rate/Term Refinance	124	95,971,153.62	46.63	795,055	98,586,870	4.028	3.778	2.271	10.010	37	360.0	336.7	53.12	0.0	98.2	741.8
Purchase	113	88,425,804.33	42.97	790,592	89,336,917	4.006	3.756	2.286	10.006	36	360.0	336.1	66.22	0.0	100.0	744.0
Cash-out Refinance	27	21,406,674.41	10.40	794,019	21,438,500	4.050	3.800	2.295	10.050	37	360.0	337.1	56.24	100.0	100.0	731.9
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Occupancy	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Primary Residence	260	202,386,463.87	98.34	791,970	205,912,287	4.021	3.771	2.279	10.013	36	360.0	336.5	59.22	9.9	99.2	741.8
Second Home	3	2,831,168.49	1.38	950,000	2,850,000	3.982	3.732	2.374	9.982	38	360.0	338.0	46.08	50.6	100.0	729.2
Investment	1	586,000.00	0.28	600,000	600,000	4.125	3.875	2.250	10.125	37	360.0	337.0	71.26	0.0	100.0	764.0
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

264 records

POOL7

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Property Type	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Single Family Residence	143	113,925,808.05	55.36	813,842	116,379,423	4.000	3.750	2.282	9.995	37	360.0	336.5	56.48	12.6	99.6	739.9
Condo	68	53,468,038.15	25.98	793,113	53,931,680	4.043	3.793	2.280	10.043	37	360.0	336.8	63.56	5.8	100.0	746.2
Planned unit developments	49	35,568,740.11	17.28	738,457	36,184,384	4.055	3.805	2.277	10.039	36	360.0	336.1	60.79	11.2	98.4	736.4
Cooperative Units	4	2,841,046.05	1.38	716,700	2,866,800	4.010	3.760	2.250	9.781	37	360.0	336.8	56.86	0.0	77.1	794.5
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Geographic	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Distribution	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
by Balance	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
California	125	97,682,563.81	47.46	791,701	98,962,664	4.014	3.764	2.287	10.014	37	360.0	337.0	58.59	9.7	100.0	739.0
New York	71	57,493,114.62	27.94	831,668	59,048,410	4.041	3.791	2.278	10.022	37	360.0	336.9	58.97	10.4	98.0	744.0
Connecticut	17	14,296,700.36	6.95	845,474	14,373,050	4.018	3.768	2.273	10.018	35	360.0	335.4	57.74	10.9	100.0	742.9
New Jersey	8	7,405,332.50	3.60	966,250	7,730,000	3.988	3.738	2.336	9.988	36	360.0	336.0	54.86	15.8	100.0	749.9
Illinois	6	5,189,337.39	2.52	867,346	5,204,074	4.051	3.801	2.250	10.051	37	360.0	337.5	49.61	21.2	100.0	738.2
Georgia	7	4,025,698.31	1.96	586,323	4,104,259	4.007	3.757	2.250	10.007	34	360.0	334.3	70.85	11.2	100.0	760.3
District of Columbia	4	3,530,244.00	1.72	882,750	3,531,000	4.047	3.797	2.250	10.047	36	360.0	335.7	64.64	0.0	100.0	719.9
Florida	4	2,686,519.66	1.31	672,500	2,690,000	3.847	3.597	2.250	9.847	31	360.0	330.9	62.04	40.9	100.0	739.9
Colorado	4	2,651,340.84	1.29	662,836	2,651,343	4.070	3.820	2.250	10.070	31	360.0	331.2	63.05	0.0	100.0	753.6
Pennsylvania	2	1,722,737.75	0.84	871,000	1,742,000	3.966	3.716	2.250	9.966	35	360.0	334.6	72.58	0.0	100.0	699.9
Washington	3	1,558,842.96	0.76	574,821	1,724,462	3.845	3.595	2.250	9.845	37	360.0	337.4	73.39	0.0	100.0	756.1
Maryland	2	1,024,950.00	0.50	512,475	1,024,950	4.125	3.875	2.250	10.125	37	360.0	336.5	74.28	0.0	100.0	752.6
South Carolina	2	945,750.00	0.46	472,875	945,750	4.125	3.875	2.250	10.125	37	360.0	337.0	76.76	0.0	100.0	762.2
Arizona	1	903,000.00	0.44	903,000	903,000	4.125	3.875	2.250	10.125	37	360.0	337.0	70.00	0.0	100.0	764.0
Indiana	1	758,500.00	0.37	758,500	758,500	4.125	3.875	2.250	10.125	38	360.0	338.0	63.21	0.0	100.0	738.0
Oregon	1	682,416.64	0.33	682,500	682,500	4.000	3.750	2.250	10.000	28	360.0	328.0	70.00	0.0	100.0	758.0
New Mexico	1	654,999.99	0.32	655,000	655,000	4.125	3.875	2.250	10.125	37	360.0	337.0	36.39	0.0	100.0	766.0
Kansas	1	570,631.87	0.28	600,000	600,000	3.750	3.500	2.250	8.750	28	360.0	328.0	7.95	0.0	0.0	706.0
Virginia	1	554,146.00	0.27	554,325	554,325	3.875	3.625	2.250	9.875	29	360.0	329.0	62.99	0.0	100.0	716.0
Idaho	1	548,699.62	0.27	550,000	550,000	4.000	3.750	2.250	10.000	37	360.0	337.0	64.71	100.0	100.0	798.0
Nevada	1	475,000.00	0.23	475,000	475,000	4.125	3.875	2.250	10.125	37	360.0	337.0	79.18	0.0	100.0	775.0
North Carolina	1	443,106.04	0.22	452,000	452,000	4.125	3.875	2.250	10.125	37	360.0	337.0	53.18	0.0	100.0	744.0
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Number of States Represented: 22

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

264 records

POOL7

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
FICO	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Score	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
645 to 669	2	2,062,500.00	1.00	1,031,250	2,062,500	3.980	3.730	2.395	9.980	37	360.0	337.4	65.75	0.0	100.0	666.9
670 to 694	27	23,087,946.75	11.22	860,427	23,231,529	4.006	3.756	2.293	10.006	37	360.0	337.1	58.28	8.0	100.0	685.8
695 to 719	43	37,914,494.59	18.42	884,026	38,013,113	4.002	3.752	2.303	9.987	37	360.0	336.7	57.23	24.8	98.5	707.1
720 to 744	48	35,893,357.33	17.44	762,111	36,581,326	4.045	3.795	2.294	10.031	36	360.0	336.5	59.87	6.8	98.6	733.1
745 to 769	72	54,576,497.75	26.52	782,787	56,360,634	4.032	3.782	2.269	10.032	36	360.0	336.1	59.16	8.0	100.0	756.2
770 to 794	55	40,193,435.68	19.53	738,798	40,633,885	4.010	3.760	2.257	9.994	37	360.0	336.7	60.10	6.0	98.4	780.0
795 to 819	17	12,075,400.26	5.87	734,076	12,479,300	4.026	3.776	2.250	10.026	36	360.0	336.1	59.07	8.0	100.0	802.2
Total:	264	205,803,632.36	100.00	793,039	209,362,287	4.021	3.771	2.280	10.013	37	360.0	336.5	59.07	10.4	99.2	741.7
Minimum: 664
Maximum: 816
Weighted Average: 741.7

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.